                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 03, 1994 to January 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of February, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 3.75%, 6.10%, 6.55%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                       CLASS A1, A2, A3, A4 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994

                             TRUST ACCOUNT #3331354-0
                             CUSIP#'S 393505-AY8, AZ5, BA9, BB7
                             REMITTANCE DATE: 2/15/94

                                            Total $          Per $1,000
                                            Amount            Original
                                           ---------         -----------
A. Interest
  (1)      Aggregate Interest
           a. Class A-1 Interest                388,146.19    2.65598871
           b. Class A-2 Interest                552,965.00    5.08333333
           c. Class A-3 Interest                277,610.84    5.45833346
           d. Class A-4 Interest                457,038.75    5.75000000

  (2)      Amount applied to:
           a. Unpaid Class A Interest
           Shortfall                                   .00           .00

  (3)      Remaining:
           a. Unpaid Class A Interest
           Shortfall                                   .00           .00

B.         Principal
  (4)      Formula Principal Distribution     3,119,162.33           N/A
           a. Scheduled Principal             1,179,701.46           N/A
           b. Principal Prepayments           1,889,622.81           N/A
           c. Liquidated Contracts               49,838.06           N/A
           d. Repurchases                              .00           N/A

  (5)      Pool Scheduled Principal
           Balance                          429,833,148.72  953.90751566
  (5a)     Pool Factor                           .95390752

  (6)      Class A Schedule Principal
           Deficiency Amount (if any)
           following prior Remittance date             .00           .00

  (7)      Class A principal distribution:
           a. Class A-1                       3,119,162.33   21.34365903
           b. Class A-2                                .00           .00
           c. Class A-3                                .00           .00
           d. Class A-4                                .00           .00

  (8)      Class A-1 Principal Balance      125,370,609.52  857.88018010
  (8a)     Class A-1 Pool Factor                 .85788018

  (9)      Class A-2 Principal Balance      108,780,000.00  1000.0000000
  (9a)     Class A-2 Pool Factor                1.00000000

  (10)     Class A-3 Principal Balance       50,860,000.00  1000.0000000
  (10a)    Class A-3 Pool Factor                1.00000000


                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 3.75%, 6.10%, 6.55%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                       CLASS A1, A2, A3, A4 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 2



                                       TRUST ACCOUNT #3331354-0
                                       CUSIP#'S 393505-AY8, AZ5, BA9, BB7
                                       REMITTANCE DATE:  2/15/94

                                            Total $          Per $1,000
                                             Amount           Original
                                           ----------       ------------

  (11)   Class A-4 Principal Balance         79,485,000.00  1000.0000000
  (11a)  Class A-4 Pool Factor                  1.00000000

  (12)   Class A Scheduled Principal
         Deficiency Amount (if any)
         following current Remittance Date             .00           .00


C. Aggregate Scheduled Balances and Number of
   Delinquent Contracts as of
   Determination Date
   (13)    31-59 days                          2,690,437.97          121
   (14)    60 days or more                     1,963,643.70           84
   (15)    Current Month Repossessions           476,697.10           21
   (16)    Repossession Inventory              1,323,450.65           58

D. Class A-1 Remittance Rate for the
   Current Remittance Date
   (17)    Class A-1 Remittance Rate for the
           Current Remittance Rate                                 3.625%

E. Class A-1 Remittance Rate for the
   Following Remittance Date

   (18)  LIBOR (as of 12/13/93)                                    3.375%

   (19)  Reference Bank Rate
         (if LIBOR is not available)                                 N/A

   (20)  Class A-1 Remittance Rate for the following
         Remittance Date
         (line 18 or 19, whichever is applicable,
         plus .50%)                                                3.875%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994

                                   CUSIP NO. #383505BC5
                                   REMITTANCE DATE: 2/15/94

                                              Total $     Per $1,000
                                              Amount       Original
                                            ----------    -----------
(1)    Amount Available                     6,522,174.61

(2)    Remaining Amount Available           1,727,251.50

(2a)   Monthly Servicing Fee                  360,793.59

(3)    Weighted Average Contract Rate           10.65053%

(4)    Class B Remittance Rate (lesser
       of line 3 or 8.00%)                          8.00%           .00

(5)    Aggregate Class B Interest             435,583.60     6.66666675

(6)    Amount applied to Unpaid Class
       B Interest Shortfall                          .00            .00

(7)    Remaining unpaid Class B
       Interest Shortfall                            .00            .00

(8)    Aggregate Principal (Until Class A-1,
       Class A-2, Class A-3 and Class A-4
       principal balances reach zero,
       Aggregate principal equals Class B
       Principal Liquidation Amount)                 .00            .00

(9)    Class B Principal
       Liquidation Loss Amount                       .00            .00

(10)   Amount, if any, by which the Class B
       Formula Distribution for such
       Remittance Date exceeds the Remaining
       Amount available for such
       Remittance Date

(11)   Guarantee Payment

(12)   Class B Principal Balance                          65,337,539.20
(12a)  Class B Pool Factor                                   1.00000000

(13)   Monthly Servicing Fee (deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company is not
       the Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount and Class B Distribution Amount;
       if the Company is the Servicer)                       360,793.59


                       GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 2


                                                         CUSIP NO. #383505BC5
                                                     REMITTANCE DATE: 2/15/94


(14)     3% Guaranty Fee                               1,074,582.87

(15)     Class C Residual Payment                        217,085.05

(16)     Repossessed Contracts                           476,697.10

(17)     Repossessed Contracts Remaining in Inventory  1,323,450.65

(18)     Weighted Average Contract Rate                    10.65053

                                      GTFC
                                      93-2
                                 JANUARY, 1994
                              Defaulted Contracts

                                            Estimated
                                Repurchase   Loss at
Account#  Principal   Interest    Amount    Sale Date
- --------  ----------  --------  ----------  ---------
21313532  11,605.60     65.37   11,670.97   3,802.40
95315926   8,136.71     45.83    8,182.54   2,520.43
96310386  17,403.61     98.04   17,501.65      11.62
97317822  12,692.14     71.49   12,763.63     997.22
         ----------   -------  ----------  ---------
TOTALS   $49,838.06   $280.73  $50,118.79  $7,331.67
         ==========   =======  ==========  =========
